UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23696

Popular Income Plus Fund, Inc.

(Exact name of Registrant as specified in charter)

Popular Center North Building, Second Level (Fine Arts),

209 Muñoz Rivera Avenue,

San Juan, Puerto Rico 00918

(Address of Principal Executive Offices) (Zip code)

Registrant’s Telephone Number, including Area Code: +1 (787) 754-4488

Manuel Rodriguez Boissen

Secretary

Popular Center North Building, Second Level (Fine Arts),

209 Muñoz Rivera Avenue,

San Juan, Puerto Rico 00918

(Name and Address of Agent for Service)

Date of fiscal year end: June 30

Date of reporting period: July 1, 2021- December 31, 2021

The Registrant is filing this amendment (the “Amendment”) to its Certified Shareholder Report on Form N-CSR filed with the Securities and Exchange Commission on March 9, 2022 (the “Report”), to (i) replace the Registrant’s December 31, 2021 semi-annual report under Item 1 (a) with a restated December 31, 2021 semi-annual report, in order to revise the Statement of Cash Flows and correct certain errors related to amounts reported within Net Cash Used for Financing Activities and Net Cash Provided by Operating Activities, as detailed in Note 1 to the Financial Statements included with such semi-annual report, as well as to revise certain non-material disclosures to such Financial Statements; and (ii) make a corresponding amendment to the disclosure under Item 11.

Except as otherwise noted above, the Report was accurate, timely distributed to shareholders, as applicable, and contained all information required to be included in such reports by the Registrant’s registration statement form under the Investment Company Act of 1940, as amended, pursuant to Rule 30e-1(a) thereunder.

Items 1(b) through 10 and 12 through 13 of this Amendment to the Registrant’s Form N-CSR are incorporated by reference to the Form N-CSR filed on EDGAR on March 9, 2022 (Accession Number 0001398344-22-005582).

Item 1. Report to Stockholders.

(a)

POPULAR Income Plus Fund, Inc.

DECEMBER 31, 2021

SEMI-ANNUAL

TABLE OF CONTENTS

Portfolio Update	1
Disclosure of Fund Expenses	8
Schedule of Investments	9
Statement of Assets and Liabilities	14
Statement of Operations	15
Statements of Changes in Net Assets	16
Statement of Cash Flows	17
Financial Highlights	18
Notes to Financial Statements	20
Other Information	34
Statement Regarding Basis for Approval of Investment Advisory Contract	35
Statement Regarding Liquidity Risk Management Program	38

Popular Income Plus Fund, Inc.	Portfolio Update

December 31, 2021 (Unaudited)

LETTER TO SHAREHOLDERS

Dear Shareholder:

The Popular Income Plus Fund, Inc. (hereinafter referred to as the “Fund”), is pleased to present its Letter to Shareholders for the six-month period ending on December 31, 2021.

During the second half of 2021, despite the spread of the Delta and Omicron variants, indicators of economic activity and employment continued to strengthen. Nevertheless, supply bottlenecks related to the pandemic contributed to high levels of inflation and proved to be more persistent than the Federal Reserve originally expected. Moreover, consumer price inflation, as measured by the 12-month percentage change in the price index for personal consumption expenditures (“PCE”), increased to 5.8% as of December 31, 2021, reaching its highest level in nearly four decades.

As a result, at its November 2021 meeting, the Federal Reserve Open Market Committee (“FOMC”) announced that it would begin reducing asset purchases by $15 billion a month from its current pace of $120 billion, starting in mid-November 2021, while it left the federal funds rate unchanged at the range of 0.00% to 0.25%. However, in its December 2021 meeting, as inflationary pressures broadened, the FOMC decided to double the speed of the reduction in asset purchases to $30 billion per month. Also, the FOMC updated its economic projections to reflect an increase to 0.90% in the estimate for the federal funds rate for 2022, thus anticipating three 0.25% rate hikes during 2022.

In anticipation of tighter monetary policy from the Federal Reserve, during the six-month reporting period the U.S. Treasury curve flattened, as the 30-year U.S. Treasury yield decreased 18 bps, from 2.09% to 1.91%, while the 2-year U.S. Treasury yield increased by 49 bps, from 0.25% to 0.74%. In domestic markets, broad equity indexes posted solid returns, while corporate and high yield bonds modestly underperformed higher quality bonds.

As of the date hereof, U.S. economy activity and labor market conditions have continued to improve. Nonetheless, supply and demand imbalances have contributed to higher levels of inflation. Accordingly, in its January 2022 statement, the FOMC indicated that it expects it will soon be appropriate to raise the target range for the federal funds rate. Consequently, U.S. equities fell, and U.S. Treasury rates increased as markets adjusted their expectations. As of January 31, 2022, pricing in the fed funds futures market reflected an estimated five 0.25% rate hikes over the course of calendar year 2022. In addition, in early February 2022, geopolitical tensions intensified as U.S. President Joe Biden warned of the possibility that Russia could invade Ukraine, as Russia increased its military troops alongside the Ukrainian border.

As of the date of this letter, Russia has invaded Ukraine. U.S. Treasury yields immediately fell following the attack, as investors sought safe-haven assets. It remains to be seen if Russia’s offensive will have implications for the Fed’s policy outlook.

Semi-Annual Report | December 31, 2021	1

Popular Income Plus Fund, Inc.	Portfolio Update

December 31, 2021 (Unaudited)

With higher inflation, an impending monetary policy tightening cycle, and the escalation of geopolitical risks, current market conditions present a challenging environment for the management of the Fund. Notwithstanding, Popular Asset Management LLC remains committed to seeking investment opportunities, within the allowed parameters, and providing professional asset management services to the Fund for the benefit of its shareholders.

Sincerely,

Juan O. Guerrero

Chairman of the Board

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Popular Income Plus Fund, Inc.	Portfolio Update

December 31, 2021 (Unaudited)

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

REGISTRATION UNDER THE INVESTMENT COMPANY ACT OF 1940

The Fund is a corporation organized under the laws of the Commonwealth of Puerto Rico and, as of May 21, 2021, is registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

On May 24, 2018, the Economic Growth, Regulatory Relief, and Consumer Protection Act (Pub. L. No. 115-174) was signed into law and amended the 1940 Act, to repeal the exemption from its registration of investment companies created under the laws of Puerto Rico, the U.S. Virgin Islands, or any other U.S. possession under Section 6(a)(1) thereof, by May 24, 2021. The Fund complied with the law and was registered under the 1940 Act by May 2021. Upon the Fund’s registration under the 1940 Act, it must now register its future offerings of securities under the U.S. Securities Act of 1933, as amended, absent any available exemption. In connection with the process required for registration of the Fund’s securities, certain operational changes were implemented including, without limitation, a reduction in the types and/or amount of leverage, as well as a prohibition against engaging in principal transactions with affiliates. The Fund also suspended its current offerings of securities, pending registration of its securities under the U.S. Securities Act of 1933, as amended.

HOW DID THE FUND PERFORM IN THE PAST 6 MONTHS?

The following table shows performance, excluding sales charges, for the 6-month period that ended December 31, 2021:

Figure 1. Performance as of 12/31/2021

6-Month Total Return
Popular Income Plus Fund, Class A Shares	0.76%
Popular Income Plus Fund, Class C Shares	0.18%
Bloomberg U.S. Aggregate Bond Index	0.06%

Performance for the recent period reflects non-recurrent expenses associated with the Fund’s registration efforts under the 1940 Act. Based on the Fund’s Annual Report as of June 30, 2021, these annual extraordinary expenses are estimated at 0.27% of net assets.

The Bloomberg U.S. Aggregate Bond Index is a broad-based index of investment grade bonds in the United States. It is not possible to invest directly in the index. In contrast with the Fund, performance figures for the index do not reflect any expenses.

Past performance is not predictive of future results. Performance calculations do not reflect any deduction of taxes that a shareholder may have to pay on Fund distributions or any commissions payable on the sale of Fund shares.

Semi-Annual Report | December 31, 2021	3

Popular Income Plus Fund, Inc.	Portfolio Update

December 31, 2021 (Unaudited)

The following table provides summary data on the Fund’s dividends as of year-end:

Figure 2. Dividend Information as of 12/31/2021

Dividend Yield
Popular Income Plus Fund, Class A Shares Based on initial NAV of $10.00	1.20%
Popular Income Plus Fund, Class A Shares Based on 12/31/2021 NAV of $3.96	3.03%
Popular Income Plus Fund, Class C Shares Based on initial NAV of $10.00	1.15%
Popular Income Plus Fund, Class C Shares Based on 12/31/2021 NAV of $3.96	2.90%

The Fund seeks to pay monthly dividends out of its net investment income. In order to maintain a more stable monthly dividend, the Fund may pay dividends that are more or less than the amount of net income earned during the year. All monthly dividends paid by the Fund during the fiscal year were paid from net investment income. The basis of the distributions is the Fund's net investment income for tax purposes.

HOW IS THE FUND POSITIONED?

The investment advisor of the Fund strives to select assets that maximize risk/return relationships, while adhering to the investment objectives of the Fund. In this process, significant emphasis is given to credit quality, yield opportunities and market conditions.

The Fund uses leverage, in the form of financing of up to 33⅓% of the Fund’s total assets. The Fund may engage in certain interest rate swaps, options and futures transactions and invest in other derivatives to reduce its exposure to interest rate movements or to enhance portfolio returns.

Substantially all the Fund’s holdings trade in the U.S. financial markets. As of December 31, 2021, mortgage-backed securities guaranteed by U.S. Government Agencies represented 61.1% of the investment portfolio. U.S. Corporate bonds and U.S. Government Agency debentures represented 12.5% and 3.4%, respectively, of the portfolio.

In addition, 23.0% of the Fund’s investment portfolio as of December 31, 2021, consists of Puerto Rico municipal securities. Commonwealth General Obligation bonds and Puerto Rico Sales Tax Financing Corporation ("COFINA" by its Spanish acronym) bonds represent the largest portions with 10.5% and 8.8%, respectively, of the total portfolio at the end of the reported period.

Below, Figure 3 shows the breakdown of the investment portfolio as of December 31, 2021. For details on any of the security categories, please refer to the enclosed Schedule of Investments.

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Popular Income Plus Fund, Inc.	Portfolio Update

December 31, 2021 (Unaudited)

Figure 3. Asset Allocation as of December 31, 2021

The following tables show the allocation of the portfolio using various metrics as of the end of the fiscal year. It should not be construed as a measure of performance for the Fund itself. The portfolio is actively managed, and holdings are subject to change.

Figure 4. Geographic Allocation as of 12/31/2021

% of Total Portfolio
Puerto Rico	84.1%
United States	15.9%
Total	100.0%

Figure 5. Key Portfolio Positions as of 12/31/2021

% of Total Portfolio
Puerto Rico Mortgage-Backed Securities	61.1%
U.S. Corporate Bonds	12.5%
Puerto Rico General Obligation Bonds	10.5%
Puerto Rico COFINA Bonds	8.8%
Other Puerto Rico Municipal Bonds	3.7%
U.S. Government Agency Bonds	3.4%
Total	100.0%

The following table shows the composition of the Fund’s portfolio by credit rating. The ratings used are the highest rating given by one of the three nationally recognized rating agencies: Fitch Ratings ("Fitch"), Moody's Investors Service ("Moody's"), and S&P Global Ratings ("S&P"). Ratings are subject to change.

Semi-Annual Report | December 31, 2021	5

Popular Income Plus Fund, Inc.	Portfolio Update

December 31, 2021 (Unaudited)

Figure 6. Credit Quality Allocation as of 12/31/2021

% of Total Portfolio
AAA	64.4%
AA	2.4%
A	6.7%
BBB	7.3%
Not Rated	19.2%
Total	100.0%

The “Not Rated” category is comprised by PR General Obligation bonds (10.4% weight) and the COFINA bonds (8.8% weight) issued in 2019 as part of the restructuring of its previously outstanding bonds. On January 18, 2022, Judge Swain approved as expected a restructuring plan for Puerto Rico debt that includes the PR General Obligation bonds. The new COFINA bonds were issued without a rating from any of the agencies pending a determination of the Board of Directors of COFINA on the appropriate timing to apply for such rating. As of December 31, 2021, the COFINA Board had not applied for a rating.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not consider the specific objectives or circumstances of any particular investor or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors. The views expressed herein are those of the portfolio manager as of the date of this report. The Fund disclaims any obligations to update publicly the views expressed herein.

FUND LEVERAGE

THE BENEFITS AND RISKS OF LEVERAGING

The Popular Income Plus Fund is permitted to use leverage in an amount not to exceed 33⅓% of the Fund’s total assets. The Fund obtains leverage by borrowing, using its investment portfolio as well as securities otherwise obtained as collateral.

Leverage can produce additional income when the income derived from investments financed with borrowed funds exceeds the cost of such funds. In such an event, the Fund’s net income will be greater than it would be without leverage.

If, on the other hand, the income derived from securities purchased with borrowed funds is not sufficient to cover the cost of such funds, the Fund’s net income will be less than it would be without leverage.

Leverage often increases the risk for shareholders. In addition, leverage may have a negative impact on net asset value. Leverage could also increase market price volatility, interest rate and market risk. On the other hand, adding leverage to the Fund could result in higher net income.

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Popular Income Plus Fund, Inc.	Portfolio Update

December 31, 2021 (Unaudited)

As of December 31, 2021, the Fund had the following leverage outstanding:

Repurchase Agreements	$16,972,000
Leverage Ratio	28.8%

Refer to the Schedule of Investments for a detail of the pledged securities and to Note 6 to the Financial Statements for further details on outstanding leverage during the year.

Semi-Annual Report | December 31, 2021	7

Popular Income Plus Fund, Inc.	Disclosure of Fund Expenses

December 31, 2021 (Unaudited)

Examples. As a shareholder of the Popular Income Plus Fund, Inc., (the “Fund”), you incur two types of costs: (1) transaction costs, including applicable redemption fees; and (2) ongoing costs, including management fees, distribution and service (12b-1) fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on July 1, 2021 and held through December 31, 2021.

Actual Expenses. The first line under each class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period July 1, 2021 - December 31, 2021” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line under each class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Fund costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line under each class in the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expense Ratio	Expenses Paid During Period
Popular Income Plus Fund, Inc.
Class A
Actual	$1,000.00	$1,008.50	1.55%	$7.85
Hypothetical (5% return before expenses)	$1,000.00	$1,017.39	1.55%	$7.88
Class C
Actual	$1,000.00	$1,002.20	2.19%	$11.05
Hypothetical (5% return before expenses)	$1,000.00	$1,014.17	2.19%	$11.12

See Notes to Financial Statements.

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Popular Income Plus Fund, Inc.	Schedule of Investments

December 31, 2021 (Unaudited)

Principal Amount/Description		Rate	Maturity	Value
Puerto Rico Agencies (5.22%)
$250,000	Puerto Rico Convention Center District Authority Hotel Occupancy Tax-Series A(a)(b)(j)	4.500%	07/01/36	$253,273
1,665,000	Puerto Rico Highway & Transportation Authority(b)(c)(j)	5.250%	07/01/33	1,776,790
140,000	Puerto Rico Public Buildings Authority(b)(d)(j)	6.000%	07/01/28	141,451

Total Puerto Rico Agencies				$2,171,514
(Cost $2,108,073)

Puerto Rico Government General Obligations (14.81%)
2,000,000	PR Commonwealth General Obligation - Public Improvement (Series A)(e)	5.000%	07/01/27	1,980,000
75,000	PR Commonwealth General Obligation - Refunding Public Improvement (Series 2011 C)	5.500%	07/01/32	75,619
340,000	PR Commonwealth General Obligation - Refunding Public Improvement (Series 2012 B)(e)(f)	4.100%	07/01/18	303,875
315,000	PR Commonwealth General Obligation - Refunding Public Improvement (Series 2012 B)(e)(f)	4.250%	07/01/19	282,319
1,475,000	PR Commonwealth General Obligation - Refunding Public Improvement (Series 2012 B)(e)(f)(g)	4.400%	07/01/20	1,325,656
2,250,000	PR Commonwealth General Obligation - Refunding Public Improvement (Series 2012 C)(e)	5.900%	07/01/28	2,190,938

Total Puerto Rico Government General Obligations				6,158,407
(Cost $6,455,000)

Puerto Rico Government Instrumentalities Tax Exempt Notes (12.44%)
1,850,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Capital Appreciation Restructured Series A-1, Revenue Bonds(h)(i)(j)	0.000%	07/01/46	628,685
1,508,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Capital Appreciation Restructured Series A-1, Revenue Bonds(h)(i)(j)	0.000%	07/01/51	369,481

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2021	9

Popular Income Plus Fund, Inc.	Schedule of Investments

December 31, 2021 (Unaudited)

Principal Amount/Description		Rate	Maturity	Value
Puerto Rico Government Instrumentalities Tax Exempt Notes (continued)
$142,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-1, Revenue Bonds(i)(j)	4.500%	07/01/34	$155,235
72,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-1, Revenue Bonds(i)(j)	4.550%	07/01/40	82,088
528,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-1, Revenue Bonds(i)(j)	4.750%	07/01/53	603,280
1,338,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-1, Revenue Bonds(i)(j)	5.000%	07/01/58	1,548,811
732,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-2, Revenue Bonds(i)(j)	4.329%	07/01/40	824,816
22,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-2, Revenue Bonds(i)(j)	4.536%	07/01/53	24,855
294,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-2, Revenue Bonds(i)(j)	4.784%	07/01/58	336,516
69,000	Puerto Rico Sales Tax Financing Corporation - Capital Appreciation Restructured Series A-1(h)(i)(j)	0.000%	07/01/24	66,609
138,000	Puerto Rico Sales Tax Financing Corporation - Capital Appreciation Restructured Series A-1(h)(i)(j)	0.000%	07/01/27	127,597
134,000	Puerto Rico Sales Tax Financing Corporation - Capital Appreciation Restructured Series A-1(h)(i)(j)	0.000%	07/01/29	117,600
172,000	Puerto Rico Sales Tax Financing Corporation - Capital Appreciation Restructured Series A-1(h)(i)(j)	0.000%	07/01/31	139,930
194,000	Puerto Rico Sales Tax Financing Corporation - Capital Appreciation Restructured Series A-1(h)(i)(j)	0.000%	07/01/33	147,051

Total Puerto Rico Government Instrumentalities Tax Exempt Notes				5,172,554
(Cost $4,394,325)

Puerto Rico GNMA Bonds (42.67%)(k)
$193,977	GNMA Pool 670407	5.000%	03/15/38	$205,134
674,341	GNMA Pool 609094	5.000%	06/15/38	724,129

See Notes to Financial Statements.

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Popular Income Plus Fund, Inc.	Schedule of Investments

December 31, 2021 (Unaudited)

Principal Amount/Description		Rate	Maturity	Value
Puerto Rico GNMA Bonds (continued)
$822,969	GNMA Pool 609096	5.000%	06/15/38	$887,265
1,310,757	GNMA Pool 702983	5.000%	02/15/39	1,523,125
3,080,911	GNMA Pool 711437(l)	5.000%	07/15/39	3,582,305
4,195,583	GNMA Pool 711455(l)	5.000%	09/15/39	4,878,669
2,966,209	GNMA Pool 711498(l)	5.000%	03/15/40	3,449,344
602,686	GNMA Pool 723741	5.000%	04/15/40	698,564
248,344	GNMA Pool 572047	5.500%	06/15/33	268,522
1,132,795	GNMA Pool 694133	5.500%	09/15/38	1,310,596
197,698	GNMA Pool 528139	6.000%	11/15/32	212,417
Total Puerto Rico GNMA Bonds				17,740,070
(Cost $15,427,276)

Puerto Rico Fannie Mae Bonds (35.42%)(m)
1,468,936	FNMA Pool 695403	5.000%	06/01/33	1,654,048
2,098,948	FNMA Pool 758527(l)	5.000%	03/01/34	2,329,841
2,524,436	FNMA Pool 849999(l)	5.000%	01/01/36	2,856,415
1,204,587	FNMA Pool 993991(l)	5.000%	07/01/39	1,366,325
2,268,524	FNMA Pool 994004	5.000%	08/01/39	2,573,122
348,234	FNMA Pool 932695	5.000%	03/01/40	380,835
322,149	FNMA Pool AC0850	5.000%	03/01/40	355,844
573,289	FNMA Pool 909106	5.500%	10/01/37	656,859
403,243	FNMA Pool 953110	5.500%	06/01/38	453,177
405,910	FNMA Pool 909239	5.500%	10/01/38	458,478
206,344	FNMA Pool 909107	6.000%	10/01/37	227,745
955,939	FNMA Pool 909109	6.000%	10/01/37	1,108,748
273,495	FNMA Pool 953093	6.000%	12/01/37	302,710
Total Puerto Rico Fannie Mae Bonds				14,724,147
(Cost $13,054,036)

Puerto Rico Freddie Mac Bonds (7.95%)(n)
457,830	FGLMC Pool B70769	5.000%	02/01/39	495,492
1,841,383	FGLMC Pool G05744(l)	5.500%	01/01/36	2,101,350
622,836	FGLMC Pool A55971	5.500%	11/01/36	708,002
Total Puerto Rico Freddie Mac Bonds				3,304,844
(Cost $2,922,050)

Corporate Bonds (17.65%)
1,000,000	Bank of America Corp.(b)(o)	3.824%	01/20/28	1,082,876
500,000	Citigroup, Inc.(b)(o)	3.887%	01/10/28	542,085
500,000	Bristol-Myers Squibb Co.	3.900%	02/20/28	557,287
500,000	Goldman Sachs Group, Inc.(b)(o)	4.223%	05/01/29	555,413
1,000,000	JPMorgan Chase & Co.	4.250%	10/01/27	1,121,755
1,000,000	Morgan Stanley	4.350%	09/08/26	1,105,338
1,000,000	Lloyds Banking Group PLC	4.375%	03/22/28	1,121,841

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2021	11

Popular Income Plus Fund, Inc.	Schedule of Investments

December 31, 2021 (Unaudited)

Principal Amount/Description		Rate	Maturity	Value
Corporate Bonds (continued)
$1,000,000	Exelon Generation Co. LLC	6.250%	10/01/39	$1,248,844
Total Corporate Bonds				7,335,439
(Cost $6,547,810)

US Government Sponsored Entities (4.75%)
1,000,000	Federal Farm Credit Banks Funding Corp.	3.950%	08/06/37	1,252,493
515,000	Federal Farm Credit Banks Funding Corp.	5.000%	09/22/38	720,504
Total US Government Sponsored Entities				1,972,997
(Cost $1,736,098)

Total Investments (140.91%)
(Cost $52,644,667)				$58,579,972

Liabilities in Excess of Other Assets (-40.91%)				(17,007,048)
NET ASSETS (100.00%)				$41,572,924

(a)	Insured by Assured Guaranty Company (AGC).
(b)	Security may be called before its maturity date.
(c)	Insured by National Public Finance Guarantee Corporation.
(d)	Guaranteed by the Commonwealth of Puerto Rico.
(e)	Security is currently in default.
(f)	Security matured. Principal and interest payment were not received.
(g)	Puerto Rico Commonwealth General Obligations defaulted in interest payment Since July 1, 2016. This bond is insured and all semi-annual interest payments have been received since the default.
(h)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(i)	These securities are the exchanged bonds under COFINA's Third Amended Plan of Adjustment (the "Plan").
(j)	PR Agency Bonds - issued by agencies or instrumentalities of the Commonwealth of Puerto Rico and payable from revenues and other sources of income of the agency or instrumentality as specified in the applicable offering document. These bonds are not obligations of the Commonwealth of Puerto Rico.
(k)	Puerto Rico GNMA - Represents mortgage-backed obligations guaranteed by the Government National Mortgage Association. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
(l)	A portion or all of the security has been pledged as collateral for securities sold under agreements to repurchase.
(m)	Puerto Rico Fannie Mae Taxable - Represents mortgage-backed obligations guaranteed by the Federal National Mortgage Association. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

See Notes to Financial Statements.

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Popular Income Plus Fund, Inc.	Schedule of Investments

December 31, 2021 (Unaudited)

(n)	Puerto Rico Freddie Mac - Represents mortgage-backed obligations guaranteed by the Federal Home Loan Mortgage Corporation. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
(o)	Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at December 31, 2021. For securities based on a published reference rate and spread, the reference rate and spread are indicated the description above. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

Counterparty	Interest Rate	Acquisition Date	Maturity Date	Fair Value
South Street Securities, LLC	0.32%	12/15/2021	01/13/2022	$5,483,000
Goldman Sachs, LLC	0.22%	12/21/2021	01/11/2022	5,424,000
South Street Securities, LLC	0.30%	12/30/2021	01/03/2022	6,065,000
				$16,972,000

All agreements can be terminated by either party on demand at value plus accrued interest.

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2021	13

Popular Income Plus Fund, Inc.	Statement of Assets and Liabilities

December 31, 2021 (Unaudited)

ASSETS:
Securities pledged as collateral under reverse repurchase agreements, at fair value (cost $16,972,000)	$19,506,268
Other securities, at fair value (cost $35,672,667)	39,073,704
$58,579,972
Cash and cash equivalents	33,335
Interest receivable	376,856
Prepaid and other assets	38,682
Total Assets	59,028,845

LIABILITIES:
Payable for reverse repurchase agreements (cost $16,972,000)	16,972,000
Interest payable on reverse repurchase agreements	1,294
Payable for fund shares redeemed	59,061
Payable for distributions to shareholders	103,123
Payable for shareholder servicing	42,665
Payable to Adviser	20,975
Payable to fund accounting and administration	13,268
Payable for Transfer Agency fees	13,889
Payable to Directors	5,589
Payable for Legal fees	28,452
Payable for Compliance fees	1,591
Payable for Custodian fees	1,648
Payable for Audit fees	131,158
Other payables	61,208
Total Liabilities	17,455,921
Net Assets	$41,572,924

NET ASSETS CONSIST OF:
Paid-in capital - $0.01 par value, 5,000,000,020 shares authorized, 10,497,740 issued and outstanding	$186,576,982
Accumulated deficit	(145,004,058)
Net Assets	$41,572,924

PRICING OF SHARES:
Class A Shares
Net Assets	$21,516,672
Shares outstanding	5,439,262
Net asset value per share	$3.96
Class C Shares
Net Assets	20,056,252
Shares outstanding	5,058,478
Net asset value per share	3.96

See Notes to Financial Statements.

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Popular Income Plus Fund, Inc.	Statement of Operations

For the period ended December 31, 2021 (Unaudited)

INVESTMENT INCOME:
Interest	$1,129,622
Total Investment Income	1,129,622

EXPENSES:
Investment Adviser fee	140,271
Distribution Fees:
Class A	22,942
Class C	105,653
Accounting and Administration fees	32,217
Compliance expense	2,563
Sub-transfer agent fees	14,552
Interest on reverse repurchase agreements	23,171
Audit expenses	65,484
Legal expenses	61,500
Custodian fees	1,648
Director expenses	11,329
Printing expenses	4,025
Insurance fee	39,325
Other expenses	67,771
Total expenses before waiver	592,451
Less fees waived by investment adviser	(1,293)
Total Expenses	591,158
Net Investment Income	538,464

REALIZED GAIN/(LOSS) & UNREALIZED APPRECIATION/(DEPRECIATION):
Net realized loss on:
Investments	(4,535)
Net realized loss	(4,535)
Net change in unrealized depreciation on:
Investments	(293,086)
Net change in unrealized depreciation	(293,086)
Net Realized and Unrealized Loss on Investments	(297,621)
Net Increase in Net Assets Resulting from Operations	$240,843

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2021	15

Popular Income Plus Fund, Inc.	Statements of Changes in Net Assets

	For the Six Months Ended December 31, 2021 (Unaudited)	For the Year Ended June 30, 2021
NET INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$538,464	$1,297,649
Net realized loss	(4,535)	–
Net change in unrealized appreciation/(depreciation)	(293,086)	1,304,271
Net increase in net assets resulting from operations	240,843	2,601,920

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
Class A dividends	(331,077)	(717,142)
Class C dividends	(298,138)	(658,362)
Net decrease in net assets from distributions to shareholders	(629,215)	(1,375,504)

CAPITAL SHARE TRANSACTIONS:
Class A Common Shares:
Proceeds from shares issued	37,531	650,745
Reinvestment of dividends	21,727	42,784
Cost of shares redeemed	(1,055,014)	(4,516,504)
Net decrease in net assets from capital share transactions	(995,756)	(3,822,975)

CAPITAL SHARE TRANSACTIONS:
Class C Common Shares:
Proceeds from shares issued	–	915,341
Reinvestment of dividends	19,415	47,705
Cost of shares redeemed	(1,036,835)	(2,408,508)
Net decrease in net assets from capital share transactions	(1,017,420)	(1,445,462)

Net Decrease in Net Assets	(2,401,548)	(4,042,021)

NET ASSETS:
Beginning of period	43,974,472	48,016,493
End of period	$41,572,924	$43,974,472

See Notes to Financial Statements.

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Popular Income Plus Fund, Inc.	Statement of Cash Flows

For the period ended December 31, 2021 (Unaudited)
(As Restated - Note 1)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$240,843
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Proceeds from disposition of investment securities	1,734,513
Amortization of premium and accretion of discount on investments, net	12,499
Net realized loss on:
Investments	4,535
Net change in unrealized depreciation on:
Investments	293,086
(Increase)/Decrease in assets:
Interest receivable	8,267
Prepaid and other assets	(38,167)
Increase/(Decrease) in liabilities:
Payable for shareholder servicing	42,665
Payable for interest expense and fees on Floating Rate Note Obligations	361
Payable to Transfer agency	13,889
Payable to Adviser	(1,887)
Payable to fund accounting and administration fees	6,409
Payable to Directors and Officers	5,589
Payable for Audit fees	131,158
Payable for Compliance fees	1,591
Payable for Custodian fees	1,648
Payable for Legal fees	28,452
Payable for distribution fees	(21,336)
Other payables	(196,723)
Net cash provided by operating activities	$2,267,392

CASH FLOWS FROM FINANCING ACTIVITIES:
Net cash receipts from reverse repurchase agreements	$309,000
Shares redeemed	(2,032,788)
Proceeds from sale of capital shares	37,531
Cash distributions paid to common shareholders - net of distributions reinvested	(592,739)
Net cash used in financing activities	$(2,278,996)

Net decrease in cash and restricted cash	$(11,604)
Cash and restricted cash, beginning of year	$44,939
Cash and restricted cash, end of year	$33,335

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest expense on reverse repurchase agreements	$22,810
Reinvestment of distributions	$41,142

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2021	17

Popular Income Plus Fund, Inc.	Financial Highlights

Class A	For a share outstanding during the period presented

	For the Six Months Ended December 31, 2021 (Unaudited)
Net asset value - beginning of period	$3.99
Income/(loss) from investment operations:
Net investment income(a)	0.06
Net realized and unrealized loss(a)	(0.03)
Total income from investment operations	0.03
Less distributions:
Dividends from net investment income	(0.06)
Total distributions	(0.06)
Net decrease in net asset value	(0.03)
Net asset value - end of period	$3.96
Total Return(b)	0.76	%(c)(d)
Supplemental Data:
Net assets, end of period (in thousands)	$21,517
Ratios to Average Net Assets(e)
Ratio of gross expenses to average net assets(f)	1.56	%(g)
Ratio of net expenses to average net assets(f)(h)	1.55	%(g)
Ratio of net investment income to average net assets	2.01	%(g)
Portfolio turnover rate	1	%(c)

(a)	Based on weekly average outstanding common shares of 5,540,927 for the period ended December 31, 2021.

(b)	Dividends are assumed to be reinvested at the per share net asset value as defined in the dividend reinvestment plan

(c)	Not annualized.

(d)	Total return excludes the effect of initial and contingent deferred sales charges.

(e)	Based on average net assets attributable to common shares of 31,744,564 for the period ended December 31, 2021.

(f)	Expenses include both operating and interest and leverage related expenses.

(g)	Annualized.

(h)	The effect of the expenses waived for the period ended December 31, 2021, was to decrease the expense ratio, thus increasing the net investment income ratio to average net assets applicable to common shareholders by 0.01%.

See Notes to Financial Statements.

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Popular Income Plus Fund, Inc.	Financial Highlights

Class C	For a share outstanding during the period presented

	For the Six Months Ended December 31, 2021 (Unaudited)
Net asset value - beginning of period	$4.01
Income/(loss) from investment operations:
Net investment income(a)	0.04
Net realized and unrealized loss(a)	(0.03)
Total income from investment operations	0.01
Less distributions:
Dividends from net investment income	(0.06)
Total distributions	(0.06)
Net decrease in net asset value	(0.05)
Net asset value - end of period	$3.96
Total Return(b)	0.18	%(c)(d)
Supplemental Data:
Net assets, end of period (in thousands)	$20,056
Ratios to Average Net Assets(e)
Ratio of gross expenses to average net assets(f)	2.19	%(g)
Ratio of net investment income to average net assets	1.39	%(g)
Portfolio turnover rate	1	%(c)

(a)	Based on weekly average outstanding common shares of 5,205,768 for the period ended December 31, 2021.

(b)	Dividends are assumed to be reinvested at the per share net asset value as defined in the dividend reinvestment plan

(c)	Not annualized.

(d)	Total return excludes the effect of initial and contingent deferred sales charges.

(e)	Based on average net assets attributable to common shares of 31,071,611 for the period ended December 31, 2021.

(f)	Expenses include both operating and interest and leverage related expenses.

(g)	Annualized.

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2021	19

Popular Income Plus Fund, Inc.	Notes to Financial Statements

December 31, 2021 (Unaudited)

NOTE 1. REPORTING ENTITY AND SIGNIFICANT ACCOUNTING POLICIES

Popular Income Plus Fund, Inc. (the "Fund") is a non-diversified, open-end investment company. The Fund is a corporation organized under the laws of the Commonwealth of Puerto Rico and is registered as an investment company under the Puerto Rico Investment Companies Act. The Fund was incorporated on May 21, 2007 and started operations on June 27, 2007.

The Fund’s investment objective is to seek to provide a high level of current income that is consistent with the tax advantages offered by Puerto Rico investment companies. There can be no assurance that the Fund will achieve its objectives.

On May 24, 2018, the Economic Growth, Regulatory Relief, and Consumer Protection Act (Pub. L. No. 115-174) was signed into law and amended the 1940 Act, to repeal the exemption from its registration of investment companies created under the laws of Puerto Rico, the U.S. Virgin Islands, or any other U.S. possession under Section 6(a)(1) thereof. The repeal of the exemption took effect on May 24, 2021. The Fund registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), by filing the corresponding Notification of Registration on Form N-8A on May 21, 2021. Upon its registration under the 1940 Act, the Fund must now register its future offering of securities under the U.S. Securities Act of 1933, as amended, absent any available exemption, by filing Registration Statement on Form N-1A with the Securities and Exchange Commission (the “SEC”). In connection with the process required for registration of these securities, the Fund has suspended its current offering of securities, pending their registration or an exemption therefrom, in connection with any such offering.

Correction of Errors:

Subsequent to the issuance of the Fund's December 31, 2021, Financial Statements, errors were identified in the historical Statement of Cash Flows for the six months ended December 31, 2021. Accordingly, the Fund has restated the unaudited interim Statement of Cash Flows for the six-month period ended December 31, 2021, to reflect the following error corrections:

●	During the six-month period ended December 31, 2021, the Fund reported $1.4 million of Cash distributions paid within Net Cash Used for Financing Activities, which were overstated and were adjusted within Proceeds from disposition of Investment securities within Net Cash Provided by Operating Activities.

●	During the six-month period ended December 31, 2021, the Fund reported $0.1 million of Proceeds from sale of capital shares which should have been adjusted from Shares redeemed within Net Cash Used for Financing Activities.

●	The Fund reclassified approximately $0.2 million from Other payables to several liabilities line items included within Net Cash Provided by Operating Activities in the Statement of Cash Flows.

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Popular Income Plus Fund, Inc.	Notes to Financial Statements

December 31, 2021 (Unaudited)

The impact of the corrections described above on the Fund’s Statement of Cash Flows for the six-month period ended December 31, 2021 is as follows:

Six-month period ended December 31, 2021

	As Reported	Corrections	As Restated
Proceeds from disposition of investment securities	$3,429,587	$1,375,503	$2,054,084
Payable for shareholder servicing	21,329	(21,336)	42,665
Payable for Transfer Agency fees	(1,894)	(15,783)	13,889
Payable for Legal fees	(65,746)	(94,198)	28,452
Payable for Audit fees	47,990	(83,168)	131,158
Payable for distribution fees		21,336	(21,336)
Other payables	(3,574)	193,149	(196,723)

Net Cash Provided by Operating Activities	$3,642,895	$1,375,503	$2,267,392

Proceeds from sale of capital shares	96,592	59,061	37,531
Shares redeemed	(2,091,849)	(59,061)	(2,032,788)
Cash distributions paid	(1,968,242)	(1,375,503)	(592,739)

Net Cash Used in Financing Activities	$(3,654,499)	$(1,375,503)	$(2,278,996)

Additionally, the Fund corrected certain non material disclosures to the financial statements.

Accounting Policies:

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (“ASC 946”). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

(a)	Cash and Cash Equivalents – Cash and cash equivalents consist of all demand deposits and funds invested in short-term investments with original maturities of 90 days or less. Cash and cash equivalents are valued at amortized cost, which approximates fair value. At December 31, 2021, cash and cash equivalents consisted of a time deposit open account amounting to $33,335 with Banco Popular de Puerto Rico, which is an affiliated entity.

(b)	Valuation of Investments – All securities are presented at fair value, which is determined on the basis of valuations provided by dealers or by pricing services approved by the Fund's management and Board of Directors, with the assistance of the Investment Adviser, Popular Asset Management (refer to Note 3 for details on investment agreements). See Note 2 for further discussions regarding fair value disclosures.

Semi-Annual Report | December 31, 2021	21

Popular Income Plus Fund, Inc.	Notes to Financial Statements

December 31, 2021 (Unaudited)

(c)	Taxation – The Fund has elected to be treated as a registered investment company under the Puerto Rico Internal Revenue Code of 2011, as amended, and the regulations and administrative pronouncements promulgated thereunder. As a registered investment company under the Puerto Rico Investment Companies Act, the Fund will not be subject to Puerto Rico (“PR”) income tax for any taxable year if it distributes at least 90% of its taxable net investment income for such year, as determined for these purposes. Accordingly, as the Fund intends to meet this distribution requirement, the income earned by the Fund is not subject to Puerto Rico income tax at the Fund level. The Fund has never been subject to taxation.

In addition, the fixed income and equity investments of the Fund are exempt from Puerto Rico personal property taxes. The Fund is exempt from U.S. income taxes, except for dividends received from U.S. sources, which are subject to a 10% U.S. withholding tax, if certain requirements are met. Dividend income is recorded net of taxes. In the opinion of the Fund's legal counsel, the Fund is not required to file a U.S. Federal income tax return.

GAAP requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on its Puerto Rico income tax returns for all open tax years (the current and prior three tax years). Management concluded that no liability should be recorded as the Fund has not taken any uncertain tax positions on returns filed for open tax years. On an ongoing basis, management will monitor the Fund's tax position to determine if adjustments to this conclusion are necessary.

The balance of undistributed net investment income and of accumulated net realized gain on investments reflect the reclassification of permanent differences and of temporary differences between book and tax balances that become permanent (See Note 10).

(d)	Statement of Cash Flows – The Fund invests in securities and distributes dividends from net investment income, which are paid in cash or reinvested at the discretion of common stockholders. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and payments is presented in the Statement of Cash Flows.

(e)	Share subscriptions and redemptions – The Fund offers two classes of Common Stock: Class A shares and Class C shares. Class A and Class C shares are sold at their Net Asset Value (NAV), which is determined daily, plus an initial sales charge of up to 4.00% for Class A shares. There is no initial sales charge for Class C shares. Investors in any class of shares may open an account by making an initial investment of at least $3,000 for each account. Subsequent investments of at least $100 may be made for each Class.

Shares of each Class may be redeemed on each day of the week on which the NYSE is open for trading and banks in the Commonwealth of Puerto Rico are open for business at a price per share equal to the NAV per share of such Class determined as of the close of trading on the NYSE on the date of receipt of the request for redemption. Investors in Class C shares will pay a contingent deferred sales charge equal to 1.00% on redemptions made within 12 months of purchase.

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Popular Income Plus Fund, Inc.	Notes to Financial Statements

December 31, 2021 (Unaudited)

Shareholders have the ability to redeem shares of an open-end fund and simultaneously purchase shares of another open-end fund within the same family of investment companies, often at no or reduced fees. Refer to Note 4 –Capital Share Transactions.

(f)	Dividends and Distributions to Shareholders – Dividends from net investment income are declared and paid monthly. The Fund may at times pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income earned in other periods in order to permit a more stable level of distribution. The Fund does not expect to make distributions of net realized capital gains, although the Fund’s Board of Directors reserves the right to do so in its sole discretion. The Fund records dividends to its shareholders on the ex-dividend date.

(g)	Futures Contracts – Futures contracts provide for the future sale by one party and purchase by another party of a specified security at a specified future time and at a specific price. Stock index futures contracts are based on indices that reflect the market value of common stock of the firms included in the indices. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin”, are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. The Fund recognizes an unrealized gain or loss equal to the daily variation margin until the contract is closed out, at which time the Fund realizes a gain or loss. Positions in futures contracts may be closed only on an exchange or board of trade that furnishes a secondary market for such contracts. While the Fund plans to utilize futures contracts only if an active market exists for such contracts, there is no guarantee that a liquid market will exist for the contracts at a specified time. Risks exceed related amounts recognized in the Statement of Assets and Liabilities. The Fund’s management enters into these transactions to simulate full investments of a portion of the Fund’s assets in one or more market indices, to facilitate trading, to reduce transaction costs, and to seek higher investment returns.

Most U.S. futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit on several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. During the six months ended December 31, 2021, the Fund did not invest in futures contracts.

(h)	Securities Sold Under Agreements to Repurchase – Under these agreements, the Fund sells securities, receives cash in exchange, and agrees to repurchase the securities at a mutually agreed date and price. Ordinarily, those counterparties with which the Fund enters into these agreements require delivery of collateral and are able to sell or repledge the collateral; however, the Fund retains effective control over such collateral through the agreement to repurchase the collateral on or by the maturity of the repurchase agreement. These transactions are treated as financings and recorded as liabilities. Therefore, no gain or loss is recognized on the transaction and the securities pledged as collateral remain recorded as assets of the Fund. These agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities received by the Fund may decline below the price of the securities that the Fund is obligated to repurchase and that the value of the collateral posted by the Fund increases in value and the counterparty does not return it. Because the Fund borrows under repurchase agreements based on the estimated fair value of the pledged assets, the Fund’s ongoing ability to borrow under its repurchase facilities may be limited and its lenders may initiate margin calls in the event of adverse changes in the market. A decrease in market value of the pledged assets may require the Fund to post additional collateral or otherwise sell assets at a time when it may not be in the best interest of the Fund to do so (See Note 6).

Semi-Annual Report | December 31, 2021	23

Popular Income Plus Fund, Inc.	Notes to Financial Statements

December 31, 2021 (Unaudited)

(i)	Paydowns – Realized gains and losses on mortgage-backed securities paydowns are recorded as an adjustment to interest income as required by GAAP. For the six months ended December 31, 2021, the Fund decreased interest income in the amount of $88 related to realized loss on mortgage-backed securities paydowns. However, for purpose of dividend distributions, net investment income excludes the effect of mortgage-backed securities paydowns gains and losses (See Note 10).

(j)	Allocation of Income, Fund-level Expenses, and Realized and Unrealized Gains or Losses – The Fund uses the fair value of shares outstanding method for allocating income, fund-level expenses, and realized and unrealized gains or losses. Under this method, each class of shares participates based on the total net asset value of its shares in proportion to the total net assets of the Fund. This method is the primary method used to allocate income, fund-level expenses, and realized and unrealized gains and losses for calculating the net asset value of a nondaily dividend fund. Class-level expenses are charged directly to the individual classes to which they relate.

(k)	Other – Security transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains and losses on security transactions are determined on the average cost method. Premiums and discounts on securities purchased are amortized over the life or the expected life of the respective securities using the effective interest method. Interest and dividend income on preferred equity securities are accrued daily except when collection is not expected. For other equity securities, dividend income is recorded on the ex-dividend date. Certain dividends from U.S. sources are subject to a 10% U.S. income tax withholding. Such income is reflected in the Statement of Operations net of the applicable withholdings.

NOTE 2. FAIR VALUE MEASUREMENTS

Under GAAP, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A fair value measurement assumes that the transaction to sell the asset or transfer the liability occurs in the principal market for the asset or liability or, in the absence of a principal market, the most advantageous market for the asset or liability.

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Popular Income Plus Fund, Inc.	Notes to Financial Statements

December 31, 2021 (Unaudited)

GAAP establishes a fair value hierarchy that prioritizes the inputs and valuation techniques used to measure fair value into three levels in order to increase consistency and comparability in fair value measurements and disclosures. The classification of assets and liabilities within the hierarchy is based on whether the inputs to the valuation methodology used for the fair value measurement are observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources. Unobservable inputs reflect the Fund’s estimates about assumptions that market participants would use in pricing the asset or liability based on the best information available.

The hierarchy is broken down into three levels based on the reliability of inputs as follows:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities at the measurement date. Valuation of these instruments does not need a significant degree of judgment since valuations are based on quoted prices that are readily available in an active market.

Level 2 –	Quoted prices other than those included in Level 1 that are observable either directly or indirectly. Level 2 inputs include quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, or other inputs that are observable or that can be corroborated by observable market data for substantially the full term of the financial instrument.

Level 3 –	Unobservable inputs are significant to the fair value measurement. Unobservable inputs reflect the Fund’s own assumptions about assumptions that market participants would use in pricing the asset or liability.

The Fund maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the observable inputs be used when available. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Fair value is based upon quoted market prices when available. If listed prices or quotes are not available, the Fund employs internally-developed models that primarily use market-based inputs including yield curves, interest rates, volatilities, and credit curves, among others. Valuation adjustments are limited to those necessary to ensure that the financial instrument’s fair value is adequately representative of the price that would be received or paid in the marketplace. These adjustments include amounts that reflect counterparty credit quality, constraints on liquidity, and unobservable parameters that are applied consistently.

The estimated fair value may be subjective in nature and may involve uncertainties and matters of significant judgment for certain financial instruments. Changes in the underlying assumptions used in calculating fair value could significantly affect the results. In addition, the fair value estimates are based on outstanding balances without attempting to estimate the value of anticipated future business. Therefore, the estimated fair value may materially differ from the value that could actually be realized on a sale.

On May 23, 2014, the Board of Directors of the Fund delegated to the Valuation Committee, comprised of voting members of Popular Asset Management, a wholly owned subsidiary of Popular, Inc., certain procedures and functions related to the valuation of portfolio securities for the purpose of determining the Net Asset Value of the Fund. The Valuation Committee is generally responsible for determining the fair value of the following types of portfolio securities:

Semi-Annual Report | December 31, 2021	25

Popular Income Plus Fund, Inc.	Notes to Financial Statements

December 31, 2021 (Unaudited)

●	Portfolio instruments for which no price or value is available at the time the Fund’s NAV is calculated on a particular day;

●	Portfolio instruments for which the prices or values available do not, in the judgment of the Investment Advisers, represent the fair value of the portfolio instruments;

●	A price of a portfolio instrument that has not changed for four consecutive pricing periods, except for Puerto Rico taxable securities and U.S. portfolio instruments;

●	Any PR taxable securities and the U.S. portfolio instruments whose value has not changed for two consecutive pricing periods.

Following is a description of the Fund’s valuation methodologies used for assets measured at fair value:

Mortgage and other asset-backed securities: Certain agency mortgage and other asset-backed securities (“MBS”) are priced based on a bond’s theoretical value derived from the prices of similar bonds; “similar” being defined by credit quality and market sector. Their fair value incorporates an option adjusted spread. The agency MBS are classified as Level 2.

Obligations of Puerto Rico and political subdivisions: Fair value of Puerto Rico obligations and political subdivisions are obtained from third-party pricing service providers. They are segregated and the like characteristics divided into specific sectors. Market inputs used in the evaluation process include all or some of the following: trades, bid price or spread, quotes, benchmark curves including but not limited to Treasury benchmarks, LIBOR and swap curves, and discount and capital rates. These bonds are classified as Level 2.

Obligations of U.S. Government sponsored entities: The fair value of Obligations of U.S. Government sponsored entities is obtained from third-party pricing service providers that use a pricing methodology based on an active exchange market and based on quoted market prices for similar securities. Agency structured notes are priced based on a bond’s theoretical value from similar bonds defined by credit quality and market sector and for which the fair value incorporates an option adjusted spread in deriving their fair value. These securities are classified as Level 2.

U.S. Corporate Bonds: The fair value of corporate bonds is obtained from third-party pricing service providers that use a pricing methodology based on an active exchange market and based on quoted market prices for similar securities for which the fair value incorporates a credit spread in deriving their fair value. These securities are classified as Level 2.

Futures contracts: The fair value of futures contracts is based on quoted market prices obtained from an active exchange market. Futures contracts involve Ten Year US Treasury Notes and are classified as Level 1.

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Popular Income Plus Fund, Inc.	Notes to Financial Statements

December 31, 2021 (Unaudited)

The following is a summary of the levels within the fair value hierarchy in which the Fund invests based on inputs used to determine the fair value of such securities:

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Puerto Rico Agencies	$–	$2,171,514	$–	$2,171,514
Puerto Rico Government General Obligations	–	6,158,407	–	6,158,407
Puerto Rico Government Instrumentalities Tax Exempt Notes	–	5,172,554	–	5,172,554
Puerto Rico GNMA Bonds	$–	$17,740,070	$–	$17,740,070
Puerto Rico Fannie Mae Bonds	–	14,724,147	–	14,724,147
Puerto Rico Freddie Mac Bonds	–	3,304,844	–	3,304,844
Corporate Bonds	–	7,335,439	–	7,335,439
US Government Sponsored Entities	–	1,972,997	–	1,972,997
Total	$–	$58,579,972	$–	$58,579,972

*	Refer to the Fund's Schedule of Investments for a listing of securities by type.

There were no purchase, sale or transfers into or out of level 3 securities during the six months ended December 31, 2021.

Temporary cash investments, if any, are valued at amortized cost, which approximates fair value. As of December 31, 2021 there were no temporary cash investments.

NOTE 3. INVESTMENT ADVISORY, ADMINISTRATIVE, CUSTODIAN, DISTRIBUTOR, TRANSFER AGENCY ARRANGEMENTS, AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Fund, Popular Asset Management LLC (the "Investment Adviser"), acts as the Investment Adviser of the Fund. The investment advisory fee is calculated at an annual rate of 0.50% of the Fund’s average daily net assets. For the six months ended December 31, 2021, investment advisory fees amounted to $140,271, of which $20,975 remain payable at period-end.

ALPS Fund Services, Inc., together with certain affiliated entities, has been retained to serve as the Fund’s administrator and provide various administration, fund accounting, transfer agent and investor accounting services to the Fund. Prior to September 27, 2021, Banco Popular provided administrative services to the Fund and prior to November 15, 2021, provided transfer agent services to the Fund. For the six months ended December 31, 2021, the administrative fees and transfer agent fees amounted to $32,217 and $14,552, respectively.

Semi-Annual Report | December 31, 2021	27

Popular Income Plus Fund, Inc.	Notes to Financial Statements

December 31, 2021 (Unaudited)

JPMorgan Chase has been retained to provide custody services to the Fund. Prior to November 2021, Banco Popular also provided custody services to the Fund. For the six months ended December 31, 2021, the custody fees amounted to $1,648.

Popular Securities LLC, an affiliate, serves as distributor (“Distributor”) of the shares of Common Stock of the Fund. Pursuant to a Distribution Plan, the Fund makes monthly payments to the Distributor for the distribution of the Fund’s shares. The fees related to this service are calculated at an annual rate of 0.25% of the Fund's daily average net assets. For the six months ended December 31, 2021, distribution fees amounted to $128,595. During the six months ended December 31, 2021, the distributor received sales charges amounting to approximately $8,724 from sales of shares.

Certain officers and one director of the Fund are also officers and directors of Banco Popular or its affiliates. The other three directors of the Fund’s Board are independent and are paid based upon an agreed fee of $1,000 per meeting. The three independent directors of the Fund also serve on the Fund’s audit committee and are paid based upon an agreed fee of $1,000 per committee meeting. For the six months ended December 31, 2021, the compensation expense for the three independent directors of the Fund was $11,329, of which $5,589 remain payable at period-end.

Prior to May 21, 2021, the Fund was not registered under the U.S. Investment Company Act of 1940, as amended, and therefore was not subject to the restrictions contained therein regarding, among other things, transactions between the Fund, Banco Popular de Puerto Rico, Popular Securities LLC, or their respective affiliates ("Affiliated Transactions"). In that regard, the Board of Directors of the Fund adopted a set of procedures ("Procedures") for Affiliated Transactions in an effort to address potential conflicts of interest that may arise.

The affiliates of the Fund may have lending, banking, brokerage, underwriting, or other business relationships with the issuers of the securities in which the Fund invests.

NOTE 4. CAPITAL SHARE TRANSACTIONS

The Fund is authorized to issue up to 5,000,000,020 shares of common stock, par value $0.01 per share, consisting of 2,000,000,000 Class A shares, 2,000,000,000 Class C shares, 20 Class Q shares, and 1,000,000,000 shares of preferred stock. Neither Class Q shares nor preferred stock have been issued by the Fund.

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Popular Income Plus Fund, Inc.	Notes to Financial Statements

December 31, 2021 (Unaudited)

Capital share transactions for the six months ended December 31, 2021 and the year ended June 30, 2021 were as follows:

Common shares:	For the Six Months Ended December 31, 2021	For the Year Ended June 30, 2021
Class A:

Common shares outstanding - beginning of period	5,688,920	6,054,853
Common shares issued	9,430	234,124
Common shares issued as reinvestment of dividends	5,445	12,148
Common shares redeemed	(264,533)	(612,205)
Common shares outstanding - end of period	5,439,262	5,688,920

Class C:

Common shares outstanding - beginning of period	5,313,135	6,271,474
Common shares issued	–	164,512
Common shares issued as reinvestment of dividends	4,849	10,784
Common shares redeemed	(259,506)	(1,133,635)
Common shares outstanding - end of period	5,058,478	5,313,135

NOTE 5. INVESTMENT TRANSACTIONS

The cost of securities purchased for the six months ended December 31, 2021 were $0 and proceeds from sales, maturities, and paydowns of portfolio securities, excluding short-term transactions, for the six months ended December 31, 2021 were $1,734,513.

All investment transactions were made with unaffiliated parties.

NOTE 6. SECURITIES SOLD UNDER AGREEMENTS TO REPURCHASE

Weighted average interest rate at end of the year	0.28%
Maximum aggregate balance outstanding at any time during the year	$17,083,000
Average balance outstanding during the year	$16,756,724
Average interest rate during the year	0.27%

At December 31, 2021, interest rates on securities sold under agreements to repurchase ranged from 0.22% to 0.32% with maturities up to January 13, 2022. Some of the outstanding agreements to repurchase as of year-end may be called by the counterparty before its maturity date.

At December 31, 2021, investment securities with fair values amounting to $19,506,268 are pledged as collateral for securities sold under agreements to repurchase. The counterparties have the right to sell or repledge the assets during the term of the repurchase agreement with the Fund. Interest payable on securities sold under agreements to repurchase amounted to $1,294 at December 31, 2021.

Semi-Annual Report | December 31, 2021	29

Popular Income Plus Fund, Inc.	Notes to Financial Statements

December 31, 2021 (Unaudited)

At December 31, 2021, the total value of securities sold to under agreements to repurchase were as follows:

Counterparty	Amount	%
Unaffiliated	$16,972,000	100%
Total	$16,972,000	100%

NOTE 7. CREDIT FACILITIES

The Fund has available with Banco Popular (an affiliate of the Investment Adviser) an uncommitted line of credit that is part of a credit facility extended to the Puerto Rico Residents Family of Funds and the Popular Family of Funds. The proceeds of the credit advances will be exclusively used by the Fund for short term funding needs arising from failed repurchase agreement transactions or cash shortfalls due to the non-receipt by the Fund of payments in the settlement process of transactions to which the Fund is a party. The Fund can obtain credit advances not to exceed the lesser of $20,000,000 or ten percent (10%) of Banco Popular’s capital stock and surplus, provided that the aggregate sum of all outstanding balances under all credit facilities never exceed $200,000,000. Interest on the unpaid balance of each credit advance accrues at a rate of 2.25% over the one week LIBOR Rate and will be payable on the dates set forth in each credit facility note. On July 27, 2017, the United Kingdom’s Financial Conduct Authority, which regulates the London Interbank Offered Rate (“LIBOR”), publicly announced that it intends to stop persuading or compelling banks to submit LIBOR rates after 2021. On November 30, 2020, the LIBOR administration announced that it would consider continuing publication of certain US dollar LIBOR settings until June 30, 2023, subject to applicable regulations. In response to this announcement, Federal regulators issued a statement that, among other things, encouraged all financial institutions to cease entering into new contracts that use LIBOR as a reference rate as soon as practicable and in any event by December 31, 2021. It is expected that a transition away from the widespread use of LIBOR to alternative rates will occur over the course of the next several years. As a result of this transition, interest rates on floating rate obligations held by the Fund and tied to LIBOR rates may be adversely affected. As of June 30, 2021, the Fund had no outstanding balance and had the complete credit facility available for drawing, subject to the limitations described above. The Fund expects to close this uncommitted line of credit on or before December 31, 2021.

NOTE 8. CONCENTRATION OF CREDIT RISK

Concentrations of credit risk (whether on or off balance sheet) that arise from financial instruments exist for groups of customers or counterparties when they have similar economic characteristics that would cause their ability to meet contractual obligations to be similarly affected by changes in economic or other conditions. For this purpose, Management has determined to disclose any investment whose fair value is over 5% of Net Assets, both individually or in the aggregate. Moreover, collateralized investments have been excluded for this disclosure.

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Popular Income Plus Fund, Inc.	Notes to Financial Statements

December 31, 2021 (Unaudited)

The major concentration of credit risk arises from the Fund's investment securities in relation to the location of issuers. For calculation of concentration, all fixed-income securities guaranteed by the U.S. Government are excluded. At December 31, 2021 the Fund held Corporate Bonds with an aggregate market value of $7,335,439, representing 17.65% of net assets. At December 31, 2021 the Fund had investments with an aggregate market value of $13,502,475 which were issued by entities located in the Commonwealth of Puerto Rico and are not guaranteed by the U.S. Government nor the PR Government. At December 31, 2021, the Fund had the following investments in issuers located in the Commonwealth of Puerto Rico that are not guaranteed by the U.S. Government:

Issuer	Aggregate Market Value	Percentage of Net Assets
Puerto Rico Fannie Mae	$14,724,147	35.42%
Puerto Rico Freddie Mac	3,304,844	7.95%

As of December 31, 2021, the fund had $33,335 on deposit with Banco Popular, an affiliate, which represents approximately 0.08% of the net assets of the Fund.

As stated in the Prospectus, the Fund will ordinarily invest at least 20% of its total assets in Puerto Rico obligations (the “20% Investment Requirement”). Therefore, to the extent the securities are not guaranteed by the U.S. Government or any of its subdivisions, the Fund is more susceptible to factors affecting issuers of Puerto Rico obligations than an investment company that is not concentrated in Puerto Rico obligations to such degree.

NOTE 9. INVESTMENT AND OTHER REQUIREMENTS AND LIMITATIONS

The Fund is subject to certain requirements and limitations related to investments. Some of these requirements and limitations are or were imposed statutorily or by regulation while others are imposed by procedures established by the Board of Directors of the Fund. The most significant requirements and limitations are discussed below.

The Fund must invest at least 67% of its total assets in securities issued by the Commonwealth of Puerto Rico, its political subdivisions, agencies, and instrumentalities, and in Puerto Rico mortgage-backed securities, equity, debt securities and repurchase agreements issued by corporations or partnerships organized under the laws of the Commonwealth of Puerto Rico, or issued by U.S. or foreign corporations and partnerships doing business in Puerto Rico provided they comply with certain requirements. Up to 33% of the Fund’s total assets may be invested in securities issued by the United States Government, its political subdivisions, agencies, and instrumentalities, and municipal securities issued in the United States.

The Fund enters into credit default swaps (“CDS”) in order to obtain exposure to the United States corporate debt market. The aggregate market value of CDS outstanding at any time may not exceed 10% of the Fund’s total assets.

The Fund’s leverage, as measured by the ratio of total assets, may not exceed 33⅓%. Should this ratio be exceeded, the Fund is precluded from further leverage transactions until the maximum 33⅓% ratio is restored.

The Fund may issue preferred stock, debt securities and other forms of leverage to the extent that immediately after their issuance the value of the Fund’s total assets less all the Fund’s liabilities and indebtedness which are not represented by preferred stock, debt securities, or other forms of leverage being issued or already outstanding is equal to or greater than 300% of the aggregate par value of all outstanding preferred stock (not including any accumulated dividends or other distributions attributable to such preferred stock) and the total amount outstanding of debt securities and other forms of leverage.

Semi-Annual Report | December 31, 2021	31

Popular Income Plus Fund, Inc.	Notes to Financial Statements

December 31, 2021 (Unaudited)

As of December 31, 2021, the Fund was in compliance with the Investment Requirement ratios.

NOTE 10. RECONCILIATION BETWEEN NET INVESTMENT INCOME AND DISTRIBUTABLE NET INVESTMENT INCOME FOR TAX PURPOSES AND NET REALIZED GAIN ON INVESTMENTS AND NET REALIZED GAIN ON INVESTMENTS FOR TAX PURPOSES

As a result of certain reclassifications made for financial statement presentation, the Fund’s net investment income and net realized gain on investments reflected in the financial statements differ from distributable net investment income and net realized gain on investments for tax purpose, respectively, as follows:

Net investment income	$538,464
Reclassification of realized gain (loss) on securities’ paydowns	(88)
Distributable net investment income for tax purposes	$538,376

Net realized loss on investments	$(4,535)
Reclassification of realized gain (loss) on securities’ paydowns	88
Net realized loss on investments, for tax purposes	$(4,447)

The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes was as follows:

Cost of investment for tax purposes	$52,644,667
Gross appreciation	6,232,518
Gross depreciation	(297,213)
Net appreciation/(depreciation)	$5,935,305

For the six months ended December 31, 2021, the fund made distributed $629,215 to shareholders. The undistributed net investment income and accumulated net realized gain on investments (for tax purposes) at December 31, 2021 were as follows:

Undistributed net investment income, beginning of the period	$3,024,521
Distributable net investment income for the period	538,376
Dividends	(629,215)
Undistributed net investment income, end of the period	$2,933,682

Accumulated net realized loss on investments, beginning of the period	$(153,868,598)
Net realized loss on investments for the period	(4,447)
Accumulated net realized loss on investments, end of the period	$(153,873,045)

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Popular Income Plus Fund, Inc.	Notes to Financial Statements

December 31, 2021 (Unaudited)

NOTE 11. INDEMNIFICATION

In the normal course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these agreements is unknown. However, the Fund has not paid prior claims or losses pursuant to these contracts and expects the risk of losses to be remote.

NOTE 12. SUBSEQUENT EVENTS

On January 28, 2022, the Board of Directors declared an ordinary net investment income dividend of $0.01 and $0.00958 per class A common share and class C common share, respectively, which was paid on February 15, 2022 to common shareholders of record as of January 27, 2022.

On February 25, 2022, the Board of Directors declared an ordinary net investment income dividend of $0.01 and $0.00958 per class A common share and class C common share, respectively, which will be paid on March 15, 2022 to common shareholders of record as of February 24, 2022.

The Fund has performed an evaluation of events occurring subsequent to December 31, 2021 through March 1, 2021, which is the date the financial statements were available to be issued. Management has determined that there were no events occurring in this period that required disclosure in or adjustment to the accompanying financial statements other than those disclosed above.

Semi-Annual Report | December 31, 2021	33

Popular Income Plus Fund, Inc.	Other Information

December 31, 2021 (Unaudited)

Shareholder Meeting

The Annual Meeting of Shareholders was held on October 27, 2021 (the “Annual Meeting”). The voting results for the proposals considered at the Annual Meeting are as follows:

1.	Election of Directors. The stockholders of the Fund elected Juan O. Guerrero, Jorge I. Vallejo, Carlos A. Pérez and Enrique Vila del Corral to the Board of Directors to serve for a term expiring on the date of which the annual meeting of stockholders is held in 2022 or until their successors are elected and qualified.

Name of Director	Votes cast “For”	Votes “Against/Withheld”
Juan O. Guerrero	9,898,301	115,781
Jorge I. Vallejo	9,912,792	101,290
Carlos A. Pérez	9,912,792	101,290
Enrique Vila del Corral	9,898,301	115,781

2.	Independent Auditors. The stockholders of the Fund ratified the selection of Pricewaterhouse–Coopers as the independent auditors of the Fund for the fiscal year ending 2022.

For	Against	Abstain
9,995,823	–	18,259

Statement Regarding Availability of Quarterly Portfolio Schedule

Until the registration under the Securities Act of 1933 becomes effective, the Fund is not required to submit Form NPORT. After registration becomes effective, the Fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The quarterly schedule of portfolio holdings will be made available upon request by calling 787-754-4488.

Statement Regarding Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that are used by the Fund’s investment adviser to vote proxies relating to the Fund’s portfolio securities is available free of charge upon request, by calling 787-754-4488 and on the website of the Securities and Exchange Commission at http://www.sec.gov.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the investment adviser voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available free of charge upon request, by calling 787-754-4488 and on the website of the Securities and Exchange Commission at http://www.sec.gov.

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Popular Income Plus Fund, Inc.	Statement Regarding Basis for Approval of Investment Advisory Contract

December 31, 2021 (Unaudited)

The Board of Directors (the “Board”) of Popular Income Plus Fund, Inc. (the “Fund”) met on May 18, 2021 (the “Meeting”) to consider the approval of the Investment Advisory Agreement (the “Advisory Agreement”) by and between the Fund and Popular Asset Management LLC, the Fund’s investment adviser (the “Advisor”). At such meeting, the Board participated in comparative performance reviews with the portfolio managers of the Advisers, in conjunction with other Fund service providers, and considered various investment and trading strategies used in pursuing the Fund’s investment objectives. The Board also evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance, and other issues with respect to the Fund and received and participated in reports and presentations provided by the Advisor with respect to such matters.

The independent members of the Board (collectively, the “Independent Directors”) were assisted throughout the contract review process by Willkie Farr & Gallagher LLP, as their independent legal counsel. The Board relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached with respect to the Advisory Agreement was based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Director may have placed varying emphasis on particular factors in reaching conclusions with respect to the Advisory Agreement. In evaluating the Advisory Agreement, including the specific fee structures, and other terms of such agreement, the Board were informed by multiple years of analysis and discussion amongst themselves and the Advisor. The Board, including a majority of Independent Directors, concluded that the terms of the Advisory Agreement for the Fund was fair and reasonable and that the Advisor’s fees were reasonable in light of the services provided to the Fund.

Nature, Extent and Quality of Services. In evaluating the Advisory Agreement, the Board considered, the nature, extent and quality of the Advisor’s services to the Fund.

The Board considered the vast array of management, oversight, and administrative services the Advisor provides to manage and operate the Fund, and the increases of such services over time due to new or revised market, regulatory or other developments, such as liquidity management and cybersecurity programs, and the resources and capabilities necessary to provide these services. The Independent Directors recognized that the Advisor provides portfolio management services for the Fund. In addition to portfolio management, the Board considered the wide range of administrative or non-advisory services the Advisor provides to manage and operate the Fund (in addition to those provided by other third-parties). These services include, but are not limited to, administrative services (such as providing the employees and officers necessary for the Fund’s operations); operational expertise (such as providing portfolio accounting and addressing complex pricing issues, corporate actions, foreign registrations and foreign filings, as may be necessary); oversight of third-party service providers (such as coordinating and evaluating the services of the Fund’s custodian, transfer agent and other intermediaries); board support and administration (such as overseeing the organization of the Board and committee meetings and preparing or overseeing the timely preparation of various materials and/or presentations for such meetings); fund share transactions (monitoring daily purchases and redemptions), shareholder communications (such as overseeing the preparation of annual and semi-annual and other periodic shareholder reports); tax administration; and compliance services (such as helping to maintain and update the Fund’s compliance program and related policies and procedures as necessary or appropriate to meet new or revised regulatory requirements and reviewing such program annually; overseeing the preparation of the Fund’s registration statements and regulatory filings; overseeing the valuation of portfolio securities and daily pricing; helping to ensure the Fund complies with its portfolio limitations and restrictions; voting proxies on behalf of the Fund; monitoring the liquidity of the portfolios; providing compliance training for personnel; and evaluating the compliance programs of the Fund’s service providers). In evaluating such services, the Board considered, among other things, whether the Fund has operated in accordance with its investment objective(s) and the Fund’s record of compliance with its investment restrictions and regulatory requirements.

Semi-Annual Report | December 31, 2021	35

Popular Income Plus Fund, Inc.	Statement Regarding Basis for Approval of Investment Advisory Contract

December 31, 2021 (Unaudited)

In addition to the services provided by the Advisor, the Independent Directors also considered the risks borne by the Advisor in managing the Fund in a highly regulated industry, including various material entrepreneurial, reputational and regulatory risks. Based on their review, the Independent Directors found that, overall, the nature, extent and quality of services provided under the Advisory Agreement was satisfactory on behalf of the Fund.

Investment Performance of the Fund. In evaluating the quality of the services provided by the Advisor, the Board also received and considered the investment performance of the Fund. In this regard, the Board received and reviewed a report (the “Broadridge Report”) prepared by Broadridge which generally provided the Fund’s performance data for the one-, three-, five-, and ten-year periods ended December 31, 2020 (or for the periods available for the Fund that did not exist for part of the foregoing timeframe) on an absolute basis and as compared to the performance of unaffiliated comparable funds (a “Broadridge Peer Group”). The Board was provided with information describing the methodology Broadridge used to create the Broadridge Peer Group. The performance data prepared for the review of the Advisory Agreement supplements the performance data the Board received throughout the year as the Board regularly reviews and meets with portfolio manager(s) during the year to discuss, in relevant part, the performance of the Fund.

Fees and Expenses. As part of its review, the Board also considered, among other things, the contractual management fee rate and the net management fee rate (i.e., the management fee after taking into account expense reimbursements and/or fee waivers, if any) paid by the Fund to the Advisor in light of the nature, extent and quality of the services provided. The Board also considered the net total expense ratio of the Fund in relation to those of a comparable group of funds. The Board considered the net total expense ratio of the Fund (expressed as a percentage of average net assets) as the expense ratio is more reflective of the shareholder’s costs in investing in the Fund.

In evaluating the management fee rate, the Board considered the Advisor’s rationale for proposing the management fee rate of the Fund which included its evaluation of, among other things, the value of the potential service being provided (e.g., the expertise of the Advisor with the proposed strategy), the competitive marketplace (i.e., the uniqueness of the Fund and the fees of competitor funds) and the economics to the Advisor (e.g., the costs of operating the Fund). The Board considered, among other things, the expense limitations and/or fee waivers proposed by the Adviser to keep expenses to certain levels and reviewed the amounts the Advisor had waived or reimbursed over the last fiscal years; and the costs incurred and resources necessary in effectively managing mutual funds, particularly given the costs in attracting and maintaining quality and experienced portfolio managers and research staff. The Board further considered a Fund’s net management fee and net total expense ratio in light of its performance history.

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Popular Income Plus Fund, Inc.	Statement Regarding Basis for Approval of Investment Advisory Contract

December 31, 2021 (Unaudited)

Profitability. In conjunction with their review of fees, the Independent Directors reviewed information reflecting the Advisor’s financial condition. The Independent Directors reviewed the consolidated financial statements of the Advisor for the year ended December 31, 2020. The Independent Directors also considered the overall financial condition of the Advisor and the Advisor’s representations regarding the stability of the firm, its operating margins, and the manner in which it funds its future financial commitments, such as employee deferred compensation programs. The Independent Directors also reviewed the profitability information for the Advisor derived from its relationship with the Fund for the fiscal year ended June 30, 2020 on an actual and adjusted basis, as described below. The Independent Directors evaluated, among other things, the Advisor’s revenues, expenses and net income (pre-tax and after-tax) and the net profit margins (pre-tax and after-tax). The Independent Directors also reviewed the level of profitability realized by the Advisor including and excluding distribution expenses incurred by the Advisor from its own resources.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. In evaluating the reasonableness of the investment advisory fees, the Board considered the existence of any economies of scale in the provision of services by the Advisor and whether those economies are appropriately shared with the Fund. In its review, the Independent Directors recognized that economies of scale are difficult to assess or quantify, particularly on a Fund-by-Fund basis, and certain expenses may not decline with a rise in assets. The Independent Directors further considered that economies of scale may be shared in various ways including breakpoints in the management fee schedule, fee waivers and/or expense limitations, pricing of Fund at scale at inception or other means.

The Board considered that not all funds have breakpoints in their fee structures and that breakpoints are not the exclusive means of sharing potential economies of scale. The Board and the Independent Directors considered the Advisor’s statement that it believes that breakpoints would not be appropriate for the Fund at this time given uncertainties regarding the direction of the economy, rising inflation, increasing costs for personnel and systems, and growth or contraction in the Fund’s assets, all of which could negatively impact the profitability of the Advisor. Considering the factors above, the Independent Directors concluded the absence of breakpoints in the management fee was acceptable and that any economies of scale that exist are adequately reflected in the Advisor’s fee structure.

Indirect Benefits. The Independent Directors received and considered information regarding indirect benefits the Advisor may receive as a result of its relationship with the Fund. The Independent Directors further considered the reputational and/or marketing benefits the Advisor may receive as a result of its association with the Fund. The Independent Directors took these indirect benefits into account when accessing the level of advisory fees paid to the Advisor and concluded that the indirect benefits received were reasonable.

Semi-Annual Report | December 31, 2021	37

Popular Income Plus Fund, Inc.	Statement Regarding Liquidity Risk Management Program

December 31, 2021 (Unaudited)

The Securities and Exchange Commission ("SEC") has adopted Rule 22e-4 under the 1940 Act (the "Liquidity Rule") in order to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that the Fund will be unable to meet its redemption obligations and mitigating dilution of the interests of Fund shareholders. The Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the "Program"). The Program is reasonably designed to assess and manage the Fund's liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors' interest in the Fund.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund's liquidity risk that takes into account as relevant to the Fund's liquidity risk: 1) the Fund's investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; and 2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions. The Liquidity Rule also requires the classification of the Fund's investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: "Highly Liquid", "Moderately Liquid", "Less Liquid", and "Illiquid." Funds that are not invested primarily in "Highly Liquid Investments" (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a "Highly Liquid Investment Minimum" ("HLIM"), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board of Directors ("BOD") and the SEC (on a non-public basis) as required by the Program and Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund's net assets would consist of "Illiquid Investments" (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and consequently the Program, also require reporting to the BOD and the SEC (on a non-public basis) if a Fund's holdings of Illiquid Investments exceed 15% of the Fund's assets.

At a meeting held on November 4, 2021, the Advisor presented a report to the BOD that addressed the operation of the Program and assessed the Program's adequacy and effectiveness of implementation (the "Report"). The Report covered the quarter ended September 30, 2021, and stated the following:

●	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund's liquidity risk and was operated effectively to achieve that goal;

●	The Fund's investment strategy remained appropriate for an open-end Fund;

●	The Fund was able to meet requests for redemption without significant dilution of remaining investor's interests in the Fund;

●	The Fund did not breach the 15% limit on Illiquid Investments; and

●	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

38	(787) 754-4488 | www.popular.com

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INVESTMENT ADVISER

Popular Asset Management LLC
209 Muñoz Rivera Avenue
Popular Center North Tower, 4th Floor
San Juan, Puerto Rico 00918

ADMINISTRATOR AND TRANSFER AGENT

ALPS Fund Services, Inc.
1290 Broadway Suite 1100
Denver, CO 80203

CUSTODIAN

JPMorgan Chase
1111 Polaris Parkway
Columbus, OH 43240

LEGAL COUNSEL

Pietrantoni Méndez & Alvarez LLC
208 Ponce de León Avenue, Suite 1901
San Juan, Puerto Rico 00918

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
PO Box 363566
San Juan, Puerto Rico 00936-3566

DIRECTORS AND OFFICERS

Juan O. Guerrero
Chairman of the Board and President

Jorge I. Vallejo
Director

Carlos A. Pérez
Director

Enrique Vila del Corral
Director

José González
Treasurer

Manuel Rodríguez-Boissén
Secretary

Remember that shares of the Fund:

- *Are not bank deposits and are not insured by the FDIC or any other governmental agency.*
- *Are not obligations of or guaranteed by Banco Popular de Puerto Rico or any other bank.*
- *Are subject to investment risks, including possible loss of the principal amount invested.*

Item 11. Controls and Procedures.

(a)	Evaluation of Disclosure Controls and Procedures.

The Registrant’s disclosure controls and procedures are designed to ensure that information required to be disclosed in the reports that the Registrant files or submits under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Investment Company Act of 1940, as amended, is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission. Disclosure controls and procedures include, without limitation, controls and procedures designed to ensure that such information is accumulated and communicated to the Registrant’s management (“Management”), including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. Management, including the principal executive officer and principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of the Shareholder Report on Form N-CSR, Management carried out an evaluation of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures were not effective due to a material weakness in the Registrant’s internal control over financial reporting described below.

Material Weakness in Internal Control over Financial Reporting

We identified a material weakness in the design and operation of controls to address the accuracy of amounts presented in the statement of cash flows in accordance with U.S. GAAP. Specifically, controls were not effectively designed or maintained to verify that the underlying data used to prepare the statement of cash flows was accurate. A material weakness (as defined in Rule 12b-2 under the Exchange Act) is a deficiency, or a combination of deficiencies, in internal control over financial reporting such that there is a reasonable possibility that a material misstatement of the Registrant’s annual or interim financial statements will not be prevented or detected on a timely basis.

This material weakness required material adjustments to the statement of cash flows operating and financing activities, which resulted in the restatement of the Registrant’s financial statements as of and for the period ended December 31, 2021. Additionally, this material weakness could result in further misstatements of the cash flows presented in the statement of cash flows that could result in a material misstatement to the annual or interim financial statements that would not be prevented or detected.

Remediation of Material Weakness in Internal Control over Financial Reporting

Management is implementing enhancements to the Registrant’s controls to remediate the material weakness described above. Management will enhance the controls over the review of the annual and semi-annual financial statements prepared by the Fund administrator.

The material weakness will not be considered remediated until the applicable controls operate for a sufficient period of time and Management has concluded, through testing, that these controls are designed and operating effectively.

(b)	Changes in Internal Controls.

Other than the steps taken to enhance the controls noted above, subsequent to December 31, 2021 there were no significant changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Popular Income Plus Fund, Inc.

By:	/s/ Juan O. Guerrero Preston
Principal Executive Officer/President

Date:	September 2, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below on behalf of the Registrant and in the capacities and on the dates indicated.

Popular Income Plus Fund, Inc.

By:	/s/ Jose González
Principal Financial Officer/Treasurer

Date:	September 2, 2022